UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  FORM 8 - K/A
                                     REPORT
                                AMENDMENT NO. 1


                          SENIOR CARE INDUSTRIES, INC.

          Nevada                                               68-0221599
          -------                                              -----------
(STATE OR OTHER JURISDICTION OF                              (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)


                  410 Broadway, 2nd Floor, Laguna Beach, CA 92651
                  -----------------------------------------------
                      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)


                        (949) 376-3125 (949) 376-9117 FAX
                        -----------------------------------
                            (ISSUER'S TELEPHONE NUMBER)

SECURITIES REGISTERED UNDER SECTION 12 (b) OF THE ACT:


TITLE OF EACH CLASS            NAME OF EACH EXCHANGE ON WHICH
                               REGISTERED
---------------------------    ------------------------------

---------------------------    ------------------------------


SECURITIES REGISTERED UNDER SECTION 12 (g) OF THE ACT:

                          Common Stock - .001 Par Value
                         ------------------------------
                                (TITLE OF CLASS)

FORWARD LOOKING STATEMENTS

Senior Care Industries, Inc., ("Senior Care Industries, Inc.," or the "Company") cautions readers that certain important factors may affect the Company's actual results and could cause such results to differ materially from any forward-looking statements that may be deemed to have been made in this Form 8-K or that are otherwise made by or on behalf of the Company. For this purpose, any statements contained in the Form 8-K/A that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "expect," "believe," "anticipate," "intend," "could," "estimate," "plans," or "continue" or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Factors that may affect the Company's results include, but are not limited to, the Company's limited operating history, its ability to produce additional products and services, its dependence on a limited number of customers and key personnel, its possible need for additional financing, its dependence on certain industries, and competition from its competitors. With respect to any forward-looking statements contained herein, the Company believes that it is subject to a number of risk factors, including: the Company's ability to implement its product strategies to develop its business in emerging markets; competitive actions; and, general economic and business conditions. Any forward-looking statements in this report should be evaluated in light of these important risk factors. The Company is also subject to other risks detailed herein or set forth from time to time in the Company's filings with the Securities and Exchange Commission.

TABLE OF CONTENTS

Item 1.  Changes in Control of Registrant                                      4

Item 2.  Acquisition or Disposition of Assets                                  4

Item 3.  Bankruptcy or Receivership                                            4

Item 4.  Changes in Registrant's Certifying Accountant                         4

Item 5.  Other Events                                                          5

Item 6.  Resignation of Registant's Directors                                  5

Item 7.  Financial Statements and Exhibits                                     5

Item 8.  Change in Fiscal Year                                                 5

Item 9.  Change in Security Ratings                                            5

Signatures                                                                     5

   Item 1.  Changes in Control of Registrant

No Changes to Report.

   Item 2.  Acquisition or Disposition of Assets

None to Report.

   Item 3.  Bankruptcy or receivership

None to Report.

   Item 4.  Changes in Registrant's Certifying Accountant

On April 21, 2000, the Company reported a change in Certifying Accountant. This is an amendment to that filing. Pursuant to Item 304(A) of Regulation S-B the Company reports as follows:

(i) On March 15, 2000, Registrant decided to terminate its relationship with its principal independent accountant, James E. Slayton, CPA.

(ii) The former accountant's Independent Auditor's Report for the past two years has contained the following:

"The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has had limited operations and has not generated significant revenues from planned principal operations. This raises substantial doubt about its ability to continue as a going concern. Management's plan in regard to these matters is also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

Note 3 to the Financial Statements, as referenced above, reads as follows:

"The Company's financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company has not generated significant revenues from its planned principal operations. Without realization of additional capital, it would be unlikely for the Company to continue as a going concern."

(iii) The decision to change accountants was approved by the Board of Directors.

(iv) (A) There have not been any disagreements with the former accountant. Whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former accountant's satisfaction, would have caused him to make reference to the subject matter of the disagreement(s) in connection with his report; or

(B) None of the disclosures mandated by Item 304(a)(1)B, C, D or E of regulation S-B are applicable.

(2) The Registrant on March 15, 2000, engaged John Spurgeon, CPA, JD whose address is PO Box 1171, Glendora, CA 91740, telephone number (626) 914-9449 has agreed to replace James Slayton as new principal accountant. None of the disclosures mandated by Paragraphs (i) or (ii) of 304(E)(2) are applicable.

(3) Registrant is providing the former accountant with a copy of this Form 8-K/A and has requested that the former accountant furnish a letter to Registrant within two (2) business days of receipt. This letter shall be filed within ten
(10) days of this Form 8-K/A.

   Item 5.  Other Events

None to Report.

   Item 6.  Resignation of Registrant's Directors

None to Report.

   Item 7.  Financial Statements and Exhibits

Exhibit 16: Change in Certifying Accountant

   Item 8.  Change in Fiscal Year

None

   Item 9.  Change in Security Rating

None

                                   SIGNATURES

In accordance with Section 12 of the Securities Exchange Act of 1934, the registrant caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                          Senior Care Industries, Inc.
                                  (Registrant)


Dated: February 13, 2000

/S/ Stephen Reeder
-----------------------------------
Stephen Reeder

Chief Executive Officer & Director